Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
Second Quarter 2024
__________
(1)The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended June 30, 2024 once it is filed with the Securities and Exchange Commission.
(2)This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for a reconciliation of any non-GAAP financial measures.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2024 Q2		Six Months Ended June 30,
(Dollars in millions, except per share data and as noted)	2024	2024	2023	2023	2023	2024	2023			2024 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2024	2023	2023
Income Statement
Net interest income	$7,546	$7,488	$7,519	$7,423	$7,113	1%	6%	$15,034	$14,299	5%
Non-interest income	1,960	1,914	1,987	1,943	1,899	2	3	3,874	3,616	7
Total net revenue(1)	9,506	9,402	9,506	9,366	9,012	1	5	18,908	17,915	6
Provision for credit losses	3,909	2,683	2,857	2,284	2,490	46	57	6,592	5,285	25
Non-interest expense:
Marketing	1,064	1,010	1,254	972	886	5	20	2,074	1,783	16
Operating expense	3,882	4,127	4,463	3,888	3,908	(6)	(1)	8,009	7,956	1
Total non-interest expense	4,946	5,137	5,717	4,860	4,794	(4)	3	10,083	9,739	4
Income from continuing operations before income taxes	651	1,582	932	2,222	1,728	(59)	(62)	2,233	2,891	(23)
Income tax provision	54	302	226	432	297	(82)	(82)	356	500	(29)
Net income	597	1,280	706	1,790	1,431	(53)	(58)	1,877	2,391	(21)
Dividends and undistributed earnings allocated to participating securities(2)	(9)	(23)	(10)	(28)	(23)	(61)	(61)	(32)	(39)	(18)
Preferred stock dividends	(57)	(57)	(57)	(57)	(57)	—	—	(114)	(114)	—
Net income available to common stockholders	$531	$1,200	$639	$1,705	$1,351	(56)	(61)	$1,731	$2,238	(23)
Common Share Statistics
Basic earnings per common share:(2)
Net income per basic common share	$1.39	$3.14	$1.67	$4.46	$3.53	(56)%	(61)%	$4.52	$5.85	(23)%
Diluted earnings per common share:(2)
Net income per diluted common share	$1.38	$3.13	$1.67	$4.45	$3.52	(56)%	(61)%	$4.51	$5.83	(23)%
Weighted-average common shares outstanding (in millions):
Basic	383.1	382.2	381.9	382.5	382.8	—	—	382.7	382.7	—
Diluted	383.9	383.4	382.8	383.3	383.7	—	—	383.7	383.8	—
Common shares outstanding (period-end, in millions)	381.9	382.1	380.4	381.0	381.4	—	—	381.9	381.4	—
Dividends declared and paid per common share	$0.60	$0.60	$0.60	$0.60	$0.60	—	—	$1.20	$1.20	—
Tangible book value per common share (period-end)(3)	99.28	98.67	99.78	87.97	90.07	1%	10%	99.28	90.07	10%

						2024 Q2		Six Months Ended June 30,
(Dollars in millions)	2024	2024	2023	2023	2023	2024	2023			2024 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2024	2023	2023
Balance Sheet (Period-End)
Loans held for investment	$318,186	$315,154	$320,472	$314,780	$311,323	1%	2%	$318,186	$311,323	2%
Interest-earning assets	452,547	453,557	449,701	445,428	441,250	—	3	452,547	441,250	3
Total assets	480,018	481,720	478,464	471,435	467,800	—	3	480,018	467,800	3
Interest-bearing deposits	324,437	323,352	320,389	317,217	314,393	—	3	324,437	314,393	3
Total deposits	351,442	350,969	348,413	346,011	343,705	—	2	351,442	343,705	2
Borrowings	47,956	50,361	49,856	49,247	50,258	(5)	(5)	47,956	50,258	(5)
Common equity	53,135	52,955	53,244	48,823	49,713	—	7	53,135	49,713	7
Total stockholders’ equity	57,981	57,801	58,089	53,668	54,559	—	6	57,981	54,559	6
Balance Sheet (Average Balances)
Loans held for investment	$314,888	$314,614	$315,890	$312,759	$309,655	—	2%	$314,751	$308,711	2%
Interest-earning assets	450,908	447,803	446,929	443,532	439,139	1%	3	449,356	437,180	3
Total assets	477,285	474,995	472,594	469,860	466,652	—	2	476,140	464,459	3
Interest-bearing deposits	322,581	318,450	316,808	316,032	313,207	1	3	320,515	311,010	3
Total deposits	349,488	345,657	345,328	345,013	343,678	1	2	347,572	341,910	2
Borrowings	48,842	50,474	51,070	49,736	48,468	(3)	1	49,658	48,243	3
Common equity	53,262	53,152	50,786	50,166	50,511	—	5	53,207	50,221	6
Total stockholders’ equity	58,107	57,998	55,632	55,012	55,357	—	5	58,052	55,066	5

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2024 Q2				Six Months Ended June 30,
(Dollars in millions, except as noted)	2024	2024	2023	2023	2023	2024		2023				2024 vs.
	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2024	2023	2023
Performance Metrics
Net interest income growth (period over period)	1%	—	1%	4%	(1)%	**		**		5%	11%	**
Non-interest income growth (period over period)	2	(4)%	2	2	11	**		**		7	4	**
Total net revenue growth (period over period)	1	(1)	1	4	1	**		**		6	9	**
Total net revenue margin(4)	8.43	8.40	8.51	8.45	8.21	3	bps	22	bps	8.42	8.20	22	bps
Net interest margin(5)	6.70	6.69	6.73	6.69	6.48	1		22		6.69	6.54	15
Return on average assets	0.50	1.08	0.60	1.52	1.23	(58)		(73)		0.79	1.03	(24)
Return on average tangible assets(6)	0.52	1.11	0.62	1.58	1.27	(59)		(75)		0.81	1.06	(25)
Return on average common equity(7)	3.99	9.03	5.03	13.59	10.70	(504)		(671)		6.51	8.91	(240)
Return on average tangible common equity(8)	5.59	12.67	7.20	19.59	15.30	(708)		(971)		9.12	12.74	(362)
Efficiency ratio(9)	52.03	54.64	60.14	51.89	53.20	(261)		(117)		53.33	54.36	(103)
Operating efficiency ratio(10)	40.84	43.89	46.95	41.51	43.36	(305)		(252)		42.36	44.41	(205)
Effective income tax rate for continuing operations	8.3	19.1	24.2	19.4	17.2	(1,080)		(890)		15.9	17.3	(140)
Employees (period-end, in thousands)	52.1	51.3	52.0	54.2	55.6	2%		(6)%		52.1	55.6	(6)%
Credit Quality Metrics
Allowance for credit losses	$16,649	$15,380	$15,296	$14,955	$14,646	8%		14%		$16,649	$14,646	14%
Allowance coverage ratio	5.23%	4.88%	4.77%	4.75%	4.70%	35	bps	53	bps	5.23%	4.70%	53	bps
Net charge-offs	$2,644	$2,616	$2,533	$1,999	$2,185	1%		21%		$5,260	$3,882	35%
Net charge-off rate(11)	3.36%	3.33%	3.21%	2.56%	2.82%	3	bps	54	bps	3.34%	2.52%	82	bps
30+ day performing delinquency rate	3.36	3.40	3.71	3.42	3.08	(4)		28		3.36	3.08	28
30+ day delinquency rate	3.63	3.67	3.99	3.71	3.36	(4)		27		3.63	3.36	27
Capital Ratios(12)
Common equity Tier 1 capital	13.2%	13.1%	12.9%	13.0%	12.7%	10	bps	50	bps	13.2%	12.7%	50	bps
Tier 1 capital	14.5	14.4	14.2	14.3	14.0	10		50		14.5	14.0	50
Total capital	16.3	16.3	16.0	16.2	16.0	—		30		16.3	16.0	30
Tier 1 leverage	11.3	11.3	11.2	11.2	11.0	—		30		11.3	11.0	30
Tangible common equity (“TCE”)(13)	8.2	8.1	8.2	7.3	7.6	10		60		8.2	7.6	60

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2024 Q2		Six Months Ended June 30,
(Dollars in millions, except as noted)	2024	2024	2023	2023	2023	2024	2023			2024 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2024	2023	2023
Interest income:
Loans, including loans held for sale	$9,993	$9,920	$9,934	$9,696	$9,057	1%	10%	$19,913	$17,780	12%
Investment securities	700	687	669	627	639	2	10	1,387	1,254	11
Other	587	570	542	550	470	3	25	1,157	886	31
Total interest income	11,280	11,177	11,145	10,873	10,166	1	11	22,457	19,920	13
Interest expense:
Deposits	2,874	2,812	2,745	2,611	2,277	2	26	5,686	4,133	38
Securitized debt obligations	258	261	263	249	236	(1)	9	519	447	16
Senior and subordinated notes	591	606	608	579	528	(2)	12	1,197	1,017	18
Other borrowings	11	10	10	11	12	10	(8)	21	24	(13)
Total interest expense	3,734	3,689	3,626	3,450	3,053	1	22	7,423	5,621	32
Net interest income	7,546	7,488	7,519	7,423	7,113	1	6	15,034	14,299	5
Provision for credit losses	3,909	2,683	2,857	2,284	2,490	46	57	6,592	5,285	25
Net interest income after provision for credit losses	3,637	4,805	4,662	5,139	4,623	(24)	(21)	8,442	9,014	(6)
Non-interest income:
Interchange fees, net	1,249	1,145	1,207	1,234	1,213	9	3	2,394	2,352	2
Service charges and other customer-related fees	459	462	424	453	411	(1)	12	921	790	17
Net securities gains (losses)	—	—	(34)	—	—	—	—	—	—	—
Other	252	307	390	256	275	(18)	(8)	559	474	18
Total non-interest income	1,960	1,914	1,987	1,943	1,899	2	3	3,874	3,616	7
Non-interest expense:
Salaries and associate benefits	2,200	2,478	2,284	2,274	2,317	(11)	(5)	4,678	4,744	(1)
Occupancy and equipment	551	554	628	518	506	(1)	9	1,105	1,014	9
Marketing	1,064	1,010	1,254	972	886	5	20	2,074	1,783	16
Professional services	316	262	359	295	290	21	9	578	614	(6)
Communications and data processing	355	351	345	344	344	1	3	706	694	2
Amortization of intangibles	19	19	22	24	22	—	(14)	38	36	6
Other	441	463	825	433	429	(5)	3	904	854	6
Total non-interest expense	4,946	5,137	5,717	4,860	4,794	(4)	3	10,083	9,739	4
Income from continuing operations before income taxes	651	1,582	932	2,222	1,728	(59)	(62)	2,233	2,891	(23)
Income tax provision	54	302	226	432	297	(82)	(82)	356	500	(29)
Net income	597	1,280	706	1,790	1,431	(53)	(58)	1,877	2,391	(21)
Dividends and undistributed earnings allocated to participating securities(2)	(9)	(23)	(10)	(28)	(23)	(61)	(61)	(32)	(39)	(18)
Preferred stock dividends	(57)	(57)	(57)	(57)	(57)	—	—	(114)	(114)	—
Net income available to common stockholders	$531	$1,200	$639	$1,705	$1,351	(56)	(61)	$1,731	$2,238	(23)

						2024 Q2		Six Months Ended June 30,
	2024	2024	2023	2023	2023	2024	2023			2024 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2024	2023	2023
Basic earnings per common share:(2)
Net income per basic common share	$1.39	$3.14	$1.67	$4.46	$3.53	(56)%	(61)%	$4.52	$5.85	(23)%
Diluted earnings per common share:(2)
Net income per diluted common share	$1.38	$3.13	$1.67	$4.45	$3.52	(56)%	(61)%	$4.51	$5.83	(23)%
Weighted-average common shares outstanding (in millions):
Basic common shares	383.1	382.2	381.9	382.5	382.8	—	—	382.7	382.7	—
Diluted common shares	383.9	383.4	382.8	383.3	383.7	—	—	383.7	383.8	—

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2024 Q2
	2024	2024	2023	2023	2023	2024	2023
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2
Assets:
Cash and cash equivalents:
Cash and due from banks	$5,298	$4,671	$4,903	$4,620	$3,360	13%	58%
Interest-bearing deposits and other short-term investments	40,116	46,357	38,394	40,249	38,236	(13)	5
Total cash and cash equivalents	45,414	51,028	43,297	44,869	41,596	(11)	9
Restricted cash for securitization investors	2,415	474	458	435	452	**	**
Securities available for sale	79,250	78,398	79,117	74,837	78,412	1	1
Loans held for investment:
Unsecuritized loans held for investment	289,124	285,577	289,229	284,953	280,933	1	3
Loans held in consolidated trusts	29,062	29,577	31,243	29,827	30,390	(2)	(4)
Total loans held for investment	318,186	315,154	320,472	314,780	311,323	1	2
Allowance for credit losses	(16,649)	(15,380)	(15,296)	(14,955)	(14,646)	8	14
Net loans held for investment	301,537	299,774	305,176	299,825	296,677	1	2
Loans held for sale	808	1,631	854	742	1,211	(50)	(33)
Premises and equipment, net	4,396	4,366	4,375	4,378	4,359	1	1
Interest receivable	2,494	2,514	2,478	2,469	2,297	(1)	9
Goodwill	15,062	15,062	15,065	15,048	15,060	—	—
Other assets	28,642	28,473	27,644	28,832	27,736	1	3
Total assets	$480,018	$481,720	$478,464	$471,435	$467,800	—	3

						2024 Q2
	2024	2024	2023	2023	2023	2024	2023
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2
Liabilities:
Interest payable	$668	$762	$649	$685	$637	(12)%	5%
Deposits:
Non-interest-bearing deposits	27,005	27,617	28,024	28,794	29,312	(2)	(8)
Interest-bearing deposits	324,437	323,352	320,389	317,217	314,393	—	3
Total deposits	351,442	350,969	348,413	346,011	343,705	—	2
Securitized debt obligations	17,291	17,661	18,043	17,417	17,861	(2)	(3)
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	715	568	538	522	649	26	10
Senior and subordinated notes	29,925	32,108	31,248	31,283	31,627	(7)	(5)
Other borrowings	25	24	27	25	121	4	(79)
Total other debt	30,665	32,700	31,813	31,830	32,397	(6)	(5)
Other liabilities	21,971	21,827	21,457	21,824	18,641	1	18
Total liabilities	422,037	423,919	420,375	417,767	413,241	—	2

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	36,012	35,808	35,541	35,334	35,163	1	2
Retained earnings	62,211	61,905	60,945	60,529	59,028	—	5
Accumulated other comprehensive loss	(9,701)	(9,534)	(8,268)	(12,224)	(9,818)	2	(1)
Treasury stock, at cost	(30,548)	(30,385)	(30,136)	(29,978)	(29,821)	1	2
Total stockholders’ equity	57,981	57,801	58,089	53,668	54,559	—	6
Total liabilities and stockholders’ equity	$480,018	$481,720	$478,464	$471,435	$467,800	—	3

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)Total net revenue was reduced by $649 million in Q2 2024, $630 million in Q1 2024, $566 million in Q4 2023, $449 million in Q3 2023 and $443 million in Q2 2023 for credit card finance charges and fees charged-off as uncollectible.
(2)Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(3)Tangible book value per common share is a non-GAAP measure calculated based on TCE divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(4)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(5)Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(6)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(7)Return on average common equity is calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average common equity. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.
(8)Return on average tangible common equity is a non-GAAP measure calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average TCE. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(9)Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(10)Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(11)Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(12)Capital ratios as of the end of Q2 2024 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.
(13)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2024 Q2			2024 Q1			2023 Q2
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)
Interest-earning assets:
Loans, including loans held for sale	$315,823	$9,993	12.66%	$315,563	$9,920	12.57%	$310,335	$9,057	11.67%
Investment securities	89,501	700	3.13	88,581	687	3.10	89,994	639	2.84
Cash equivalents and other	45,584	587	5.16	43,659	570	5.21	38,810	470	4.84
Total interest-earning assets	$450,908	$11,280	10.01	$447,803	$11,177	9.98	$439,139	$10,166	9.26
Interest-bearing liabilities:
Interest-bearing deposits	$322,581	$2,874	3.56	$318,450	$2,812	3.53	$313,207	$2,277	2.91
Securitized debt obligations	17,452	258	5.91	17,836	261	5.85	17,771	236	5.31
Senior and subordinated notes	30,978	591	7.64	32,211	606	7.52	30,161	528	7.00
Other borrowings and liabilities(2)	2,502	11	1.73	2,373	10	1.78	2,419	12	1.95
Total interest-bearing liabilities	$373,513	$3,734	4.00	$370,870	$3,689	3.98	$363,558	$3,053	3.36
Net interest income/spread		$7,546	6.01		$7,488	6.00		$7,113	5.90
Impact of non-interest-bearing funding			0.69			0.69			0.58
Net interest margin			6.70%			6.69%			6.48%

	Six Months Ended June 30,
	2024			2023
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)
Interest-earning assets:
Loans, including loans held for sale	$315,693	$19,913	12.62%	$309,231	$17,780	11.50%
Investment securities	89,041	1,387	3.12	89,977	1,254	2.79
Cash equivalents and other	44,622	1,157	5.19	37,972	886	4.67
Total interest-earning assets	$449,356	$22,457	10.00	$437,180	$19,920	9.11
Interest-bearing liabilities:
Interest-bearing deposits	$320,515	$5,686	3.55	$311,010	$4,133	2.66
Securitized debt obligations	17,644	519	5.88	17,512	447	5.10
Senior and subordinated notes	31,594	1,197	7.58	30,149	1,017	6.75
Other borrowings and liabilities(2)	2,438	21	1.75	2,377	24	2.01
Total interest-bearing liabilities	$372,191	$7,423	3.99	$361,048	$5,621	3.11
Net interest income/spread		$15,034	6.01		$14,299	6.00
Impact of non-interest-bearing funding			0.68			0.54
Net interest margin			6.69%			6.54%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2024 Q2		Six Months Ended June 30,
	2024	2024	2023	2023	2023	2024	2023	2024	2023	2024 vs. 2023
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1	Q2
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$147,065	$143,861	$147,666	$140,320	$135,975	2%	8%	$147,065	$135,975	8%
International card businesses	6,830	6,733	6,881	6,463	6,516	1	5	6,830	6,516	5
Total credit card	153,895	150,594	154,547	146,783	142,491	2	8	153,895	142,491	8
Consumer banking:
Auto	74,385	73,801	74,075	75,456	75,841	1	(2)	74,385	75,841	(2)
Retail banking	1,278	1,298	1,362	1,388	1,439	(2)	(11)	1,278	1,439	(11)
Total consumer banking	75,663	75,099	75,437	76,844	77,280	1	(2)	75,663	77,280	(2)
Commercial banking:
Commercial and multifamily real estate	32,832	34,272	34,446	35,622	36,041	(4)	(9)	32,832	36,041	(9)
Commercial and industrial	55,796	55,189	56,042	55,531	55,511	1	1	55,796	55,511	1
Total commercial banking	88,628	89,461	90,488	91,153	91,552	(1)	(3)	88,628	91,552	(3)
Total loans held for investment	$318,186	$315,154	$320,472	$314,780	$311,323	1	2	$318,186	$311,323	2
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$143,744	$142,887	$142,112	$137,500	$132,505	1%	8%	$143,316	$130,544	10%
International card businesses	6,723	6,758	6,515	6,549	6,257	(1)	7	6,740	6,183	9
Total credit card	150,467	149,645	148,627	144,049	138,762	1	8	150,056	136,727	10
Consumer banking:
Auto	74,098	73,768	74,861	75,740	76,233	—	(3)	73,933	76,846	(4)
Retail banking	1,288	1,324	1,377	1,414	1,465	(3)	(12)	1,306	1,497	(13)
Total consumer banking	75,386	75,092	76,238	77,154	77,698	—	(3)	75,239	78,343	(4)
Commercial banking:
Commercial and multifamily real estate	33,801	34,310	35,414	35,964	37,068	(1)	(9)	34,055	37,220	(9)
Commercial and industrial	55,234	55,567	55,611	55,592	56,127	(1)	(2)	55,401	56,421	(2)
Total commercial banking	89,035	89,877	91,025	91,556	93,195	(1)	(4)	89,456	93,641	(4)
Total average loans held for investment	$314,888	$314,614	$315,890	$312,759	$309,655	—	2	$314,751	$308,711	2

						2024 Q2				Six Months Ended June 30,
	2024	2024	2023	2023	2023	2024		2023		2024	2023	2024 vs. 2023
	Q2	Q1	Q4	Q3	Q2	Q1		Q2
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card(3)(4)	6.05%	5.94%	5.35%	4.40%	4.38%	11	bps	167	bps	5.99%	4.21%	178	bps
International card businesses	5.03	5.16	4.94	4.87	4.98	(13)		5		5.10	4.77	33
Total credit card	6.00	5.90	5.33	4.42	4.41	10		159		5.95	4.24	171
Consumer banking:
Auto	1.81	1.99	2.19	1.77	1.40	(18)		41		1.90	1.46	44
Retail banking	5.38	4.04	5.68	3.80	3.25	134		213		4.70	3.10	160
Total consumer banking	1.87	2.03	2.25	1.81	1.43	(16)		44		1.95	1.50	45
Commercial banking:
Commercial and multifamily real estate	0.11	0.20	0.96	0.27	3.91	(9)		(380)		0.16	2.04	(188)
Commercial and industrial	0.17	0.08	0.26	0.24	0.11	9		6		0.13	0.07	6
Total commercial banking	0.15	0.13	0.53	0.25	1.62	2		(147)		0.14	0.85	(71)
Total net charge-offs	3.36	3.33	3.21	2.56	2.82	3		54		3.34	2.52	82
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	4.14%	4.48%	4.61%	4.31%	3.74%	(34)	bps	40	bps	4.14%	3.74%	40	bps
International card businesses	4.63	4.83	4.67	4.43	4.24	(20)		39		4.63	4.24	39
Total credit card	4.16	4.50	4.61	4.32	3.77	(34)		39		4.16	3.77	39
Consumer banking:
Auto	5.67	5.28	6.34	5.64	5.38	39		29		5.67	5.38	29
Retail banking	1.57	0.95	1.19	1.07	1.19	62		38		1.57	1.19	38
Total consumer banking	5.60	5.21	6.25	5.55	5.30	39		30		5.60	5.30	30
Nonperforming Loans and Nonperforming Assets Rates(5)(6)
Credit card:
International card businesses	0.15%	0.13%	0.13%	0.14%	0.16%	2	bps	(1)	bps	0.15%	0.16%	(1)	bps
Total credit card	0.01	0.01	0.01	0.01	0.01	—		—		0.01	0.01	—
Consumer banking:
Auto	0.88	0.79	0.96	0.85	0.77	9		11		0.88	0.77	11
Retail banking	2.81	3.21	3.36	3.28	2.99	(40)		(18)		2.81	2.99	(18)
Total consumer banking	0.92	0.83	1.00	0.89	0.82	9		10		0.92	0.82	10
Commercial banking:
Commercial and multifamily real estate	1.28	1.58	1.23	1.29	1.15	(30)		13		1.28	1.15	13
Commercial and industrial	1.56	1.10	0.60	0.65	0.71	46		85		1.56	0.71	85
Total commercial banking	1.46	1.28	0.84	0.90	0.89	18		57		1.46	0.89	57
Total nonperforming loans	0.63	0.57	0.48	0.48	0.47	6		16		0.63	0.47	16
Total nonperforming assets	0.64	0.58	0.50	0.50	0.48	6		16		0.64	0.48	16

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Credit Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended June 30, 2024
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of March 31, 2024	$11,298	$456	$11,754	$2,057	$31	$2,088	$1,538	$15,380
Charge-offs	(2,556)	(130)	(2,686)	(615)	(21)	(636)	(39)	(3,361)
Recoveries	383	45	428	280	3	283	6	717
Net charge-offs	(2,173)	(85)	(2,258)	(335)	(18)	(353)	(33)	(2,644)
Provision for credit losses	3,435	110	3,545	315	15	330	39	3,914
Allowance build (release) for credit losses(7)	1,262	25	1,287	(20)	(3)	(23)	6	1,270
Other changes(8)	—	(1)	(1)	—	—	—	—	(1)
Balance as of June 30, 2024	12,560	480	13,040	2,037	28	2,065	1,544	16,649
Reserve for unfunded lending commitments:
Balance as of March 31, 2024	—	—	—	—	—	—	134	134
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	(5)	(5)
Balance as of June 30, 2024	—	—	—	—	—	—	129	129
Combined allowance and reserve as of June 30, 2024	$12,560	$480	$13,040	$2,037	$28	$2,065	$1,673	$16,778

	Six Months Ended June 30, 2024
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of December 31, 2023	$11,261	$448	$11,709	$2,002	$40	$2,042	$1,545	$15,296
Charge-offs	(5,008)	(252)	(5,260)	(1,257)	(39)	(1,296)	(78)	(6,634)
Recoveries	715	80	795	555	8	563	16	1,374
Net charge-offs	(4,293)	(172)	(4,465)	(702)	(31)	(733)	(62)	(5,260)
Provision for credit losses	5,592	212	5,804	737	19	756	61	6,621
Allowance build (release) for credit losses(7)	1,299	40	1,339	35	(12)	23	(1)	1,361
Other changes(8)	—	(8)	(8)	—	—	—	—	(8)
Balance as of June 30, 2024	12,560	480	13,040	2,037	28	2,065	1,544	16,649
Reserve for unfunded lending commitments:
Balance as of December 31, 2023	—	—	—	—	—	—	158	158
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	(29)	(29)
Balance as of June 30, 2024	—	—	—	—	—	—	129	129
Combined allowance and reserve as of June 30, 2024	$12,560	$480	$13,040	$2,037	$28	$2,065	$1,673	$16,778

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended June 30, 2024					Six Months Ended June 30, 2024
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(9)	Other(9)	Total	Credit Card	Consumer Banking	Commercial Banking(9)	Other(9)	Total
Net interest income (loss)	$5,294	$2,025	$609	$(382)	$7,546	$10,566	$4,036	$1,208	$(776)	$15,034
Non-interest income	1,506	172	271	11	1,960	2,982	331	552	9	3,874
Total net revenue (loss)	6,800	2,197	880	(371)	9,506	13,548	4,367	1,760	(767)	18,908
Provision for credit losses	3,545	330	34	—	3,909	5,804	756	32	—	6,592
Non-interest expense	3,134	1,250	483	79	4,946	6,363	2,496	998	226	10,083
Income (loss) from continuing operations before income taxes	121	617	363	(450)	651	1,381	1,115	730	(993)	2,233
Income tax provision (benefit)	30	146	85	(207)	54	329	263	172	(408)	356
Income (loss) from continuing operations, net of tax	$91	$471	$278	$(243)	$597	$1,052	$852	$558	$(585)	$1,877

	Three Months Ended March 31, 2024
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(9)	Other(9)	Total
Net interest income (loss)	$5,272	$2,011	$599	$(394)	$7,488
Non-interest income (loss)	1,476	159	281	(2)	1,914
Total net revenue (loss)	6,748	2,170	880	(396)	9,402
Provision (benefit) for credit losses	2,259	426	(2)	—	2,683
Non-interest expense	3,229	1,246	515	147	5,137
Income (loss) from continuing operations before income taxes	1,260	498	367	(543)	1,582
Income tax provision (benefit)	299	117	87	(201)	302
Income (loss) from continuing operations, net of tax	$961	$381	$280	$(342)	$1,280

	Three Months Ended June 30, 2023					Six Months Ended June 30, 2023
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(9)	Other(9)	Total	Credit Card	Consumer Banking	Commercial Banking(9)	Other(9)	Total
Net interest income (loss)	$4,727	$2,269	$632	$(515)	$7,113	$9,384	$4,629	$1,280	$(994)	$14,299
Non-interest income (loss)	1,499	149	257	(6)	1,899	2,862	284	469	1	3,616
Total net revenue (loss)	6,226	2,418	889	(521)	9,012	12,246	4,913	1,749	(993)	17,915
Provision for credit losses	2,084	259	146	1	2,490	4,345	534	405	1	5,285
Non-interest expense	3,020	1,231	482	61	4,794	6,058	2,514	1,012	155	9,739
Income (loss) from continuing operations before income taxes	1,122	928	261	(583)	1,728	1,843	1,865	332	(1,149)	2,891
Income tax provision (benefit)	265	219	61	(248)	297	437	440	78	(455)	500
Income (loss) from continuing operations, net of tax	$857	$709	$200	$(335)	$1,431	$1,406	$1,425	$254	$(694)	$2,391

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2024 Q2 vs.			Six Months Ended June 30,
	2024	2024	2023	2023	2023	2024	2023				2024 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1	Q2		2024	2023	2023
Credit Card
Earnings:
Net interest income	$5,294	$5,272	$5,231	$5,114	$4,727	—	12%		$10,566	$9,384	13%
Non-interest income	1,506	1,476	1,565	1,513	1,499	2%	—		2,982	2,862	4
Total net revenue	6,800	6,748	6,796	6,627	6,226	1	9		13,548	12,246	11
Provision for credit losses	3,545	2,259	2,353	1,953	2,084	57	70		5,804	4,345	34
Non-interest expense	3,134	3,229	3,417	3,015	3,020	(3)	4		6,363	6,058	5
Income from continuing operations before income taxes	121	1,260	1,026	1,659	1,122	(90)	(89)		1,381	1,843	(25)
Income tax provision	30	299	241	393	265	(90)	(89)		329	437	(25)
Income from continuing operations, net of tax	$91	$961	$785	$1,266	$857	(91)	(89)		$1,052	$1,406	(25)
Selected performance metrics:
Period-end loans held for investment	$153,895	$150,594	$154,547	$146,783	$142,491	2	8		$153,895	$142,491	8
Average loans held for investment	150,467	149,645	148,627	144,049	138,762	1	8		150,056	136,727	10
Average yield on loans outstanding(1)	18.79%	18.84%	18.96%	19.02%	18.17%	(5) bps	62	bps	18.82%	18.07%	75	bps
Total net revenue margin(10)	18.03	17.99	18.24	18.40	17.95	4	8		18.01	17.91	10
Net charge-off rate	6.00	5.90	5.33	4.42	4.41	10	159		5.95	4.24	171
30+ day performing delinquency rate	4.16	4.50	4.61	4.32	3.77	(34)	39		4.16	3.77	39
30+ day delinquency rate	4.17	4.50	4.62	4.32	3.77	(33)	40		4.17	3.77	40
Nonperforming loan rate(5)	0.01	0.01	0.01	0.01	0.01	—	—		0.01	0.01	—
Purchase volume(11)	$165,143	$150,171	$162,055	$158,640	$157,937	10%	5%		$315,314	$299,595	5%

						2024 Q2 vs.			Six Months Ended June 30,
	2024	2024	2023	2023	2023	2024	2023				2024 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1	Q2		2024	2023	2023
Domestic Card
Earnings:
Net interest income	$5,001	$4,972	$4,940	$4,827	$4,453	1%	12%		$9,973	$8,843	13%
Non-interest income	1,440	1,411	1,498	1,445	1,431	2	1		2,851	2,729	4
Total net revenue(12)	6,441	6,383	6,438	6,272	5,884	1	9		12,824	11,572	11
Provision for credit losses	3,435	2,157	2,238	1,861	1,995	59	72		5,592	4,169	34
Non-interest expense	2,946	3,025	3,186	2,810	2,805	(3)	5		5,971	5,652	6
Income from continuing operations before income taxes	60	1,201	1,014	1,601	1,084	(95)	(94)		1,261	1,751	(28)
Income tax provision	15	283	239	378	256	(95)	(94)		298	413	(28)
Income from continuing operations, net of tax	$45	$918	$775	$1,223	$828	(95)	(95)		$963	$1,338	(28)
Selected performance metrics:
Period-end loans held for investment	$147,065	$143,861	$147,666	$140,320	$135,975	2	8		$147,065	$135,975	8
Average loans held for investment	143,744	142,887	142,112	137,500	132,505	1	8		143,316	130,544	10
Average yield on loans outstanding(1)	18.73%	18.76%	18.88%	18.96%	18.07%	(3) bps	66	bps	18.75%	17.98%	77	bps
Total net revenue margin(10)(12)	17.87	17.82	18.07	18.24	17.76	5	11		17.85	17.73	12
Net charge-off rate(3)(4)	6.05	5.94	5.35	4.40	4.38	11	167		5.99	4.21	178
30+ day performing delinquency rate	4.14	4.48	4.61	4.31	3.74	(34)	40		4.14	3.74	40
Purchase volume(11)	$161,370	$146,696	$158,290	$154,880	$154,184	10%	5%		$308,066	$292,494	5%
Refreshed FICO scores:(13)
Greater than 660	69%	68%	68%	69%	69%	1	—		69%	69%	—
660 or below	31	32	32	31	31	(1)	—		31	31	—
Total	100%	100%	100%	100%	100%				100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2024 Q2 vs.				Six Months Ended June 30,
	2024	2024	2023	2023	2023	2024		2023				2024 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2024	2023	2023
Consumer Banking
Earnings:
Net interest income	$2,025	$2,011	$1,951	$2,133	$2,269	1%		(11)%		$4,036	$4,629	(13)%
Non-interest income	172	159	163	142	149	8		15		331	284	17
Total net revenue	2,197	2,170	2,114	2,275	2,418	1		(9)		4,367	4,913	(11)
Provision for credit losses	330	426	422	213	259	(23)		27		756	534	42
Non-interest expense	1,250	1,246	1,402	1,262	1,231	—		2		2,496	2,514	(1)
Income from continuing operations before income taxes	617	498	290	800	928	24		(34)		1,115	1,865	(40)
Income tax provision	146	117	68	189	219	25		(33)		263	440	(40)
Income from continuing operations, net of tax	$471	$381	$222	$611	$709	24		(34)		$852	$1,425	(40)
Selected performance metrics:
Period-end loans held for investment	$75,663	$75,099	$75,437	$76,844	$77,280	1		(2)		$75,663	$77,280	(2)
Average loans held for investment	75,386	75,092	76,238	77,154	77,698	—		(3)		75,239	78,343	(4)
Average yield on loans held for investment(1)	8.54%	8.33%	8.17%	7.97%	7.65%	21	bps	89	bps	8.44%	7.52%	92	bps
Auto loan originations	$8,463	$7,522	$6,157	$7,452	$7,160	13%		18%		$15,985	$13,371	20%
Period-end deposits	305,422	300,806	296,171	290,789	286,174	2		7		305,422	286,174	7
Average deposits	300,794	294,448	291,486	287,457	285,647	2		5		297,621	282,229	5
Average deposits interest rate	3.22%	3.15%	3.06%	2.85%	2.46%	7	bps	76	bps	3.19%	2.21%	98	bps
Net charge-off rate	1.87	2.03	2.25	1.81	1.43	(16)		44		1.95	1.50	45
30+ day performing delinquency rate	5.60	5.21	6.25	5.55	5.30	39		30		5.60	5.30	30
30+ day delinquency rate	6.35	5.86	7.08	6.27	5.95	49		40		6.35	5.95	40
Nonperforming loan rate(5)	0.92	0.83	1.00	0.89	0.82	9		10		0.92	0.82	10
Nonperforming asset rate(6)	0.99	0.91	1.09	0.96	0.88	8		11		0.99	0.88	11
Auto—At origination FICO scores:(14)
Greater than 660	53%	53%	53%	52%	52%	—		1%		53%	52%	1%
621 - 660	20	20	20	20	20	—		—		20	20	—
620 or below	27	27	27	28	28	—		(1)		27	28	(1)
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2024 Q2 vs.				Six Months Ended June 30,
	2024	2024	2023	2023	2023	2024		2023				2024 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2024	2023	2023
Commercial Banking
Earnings:
Net interest income	$609	$599	$617	$621	$632	2%		(4)%		$1,208	$1,280	(6)%
Non-interest income	271	281	245	288	257	(4)		5		552	469	18
Total net revenue(9)	880	880	862	909	889	—		(1)		1,760	1,749	1
Provision (benefit) for credit losses	34	(2)	84	116	146	**		(77)		32	405	(92)
Non-interest expense	483	515	487	512	482	(6)		—		998	1,012	(1)
Income from continuing operations before income taxes	363	367	291	281	261	(1)		39		730	332	120
Income tax provision	85	87	68	67	61	(2)		39		172	78	121
Income from continuing operations, net of tax	$278	$280	$223	$214	$200	(1)		39		$558	$254	120
Selected performance metrics:
Period-end loans held for investment	$88,628	$89,461	$90,488	$91,153	$91,552	(1)		(3)		$88,628	$91,552	(3)
Average loans held for investment	89,035	89,877	91,025	91,556	93,195	(1)		(4)		89,456	93,641	(4)
Average yield on loans held for investment(1)(9)	7.23%	7.14%	7.24%	7.16%	6.75%	9	bps	48	bps	7.18%	6.53%	65	bps
Period-end deposits	$29,210	$31,082	$32,712	$36,035	$36,793	(6)%		(21)%		$29,210	$36,793	(21)%
Average deposits	30,810	31,844	34,525	37,279	37,960	(3)		(19)		31,327	38,945	(20)
Average deposits interest rate	2.55%	2.65%	2.79%	2.93%	2.68%	(10)	bps	(13)	bps	2.60%	2.51%	9	bps
Net charge-off rate	0.15	0.13	0.53	0.25	1.62	2		(147)		0.14	0.85	(71)
Nonperforming loan rate(5)	1.46	1.28	0.84	0.90	0.89	18		57		1.46	0.89	57
Nonperforming asset rate(6)	1.46	1.28	0.84	0.90	0.89	18		57		1.46	0.89	57
Risk category:(15)
Noncriticized	$79,695	$80,804	$81,758	$82,968	$84,583	(1)%		(6)%		$79,695	$84,583	(6)%
Criticized performing	7,639	7,509	7,969	7,363	6,158	2		24		7,639	6,158	24
Criticized nonperforming	1,294	1,148	761	822	811	13		60		1,294	811	60
Total commercial banking loans held for investment	$88,628	$89,461	$90,488	$91,153	$91,552	(1)		(3)		$88,628	$91,552	(3)
Risk category as a percentage of period-end loans held for investment:(15)
Noncriticized	89.92%	90.33%	90.35%	91.02%	92.38%	(41)	bps	(246)	bps	89.92%	92.38%	(246)	bps
Criticized performing	8.62	8.39	8.81	8.08	6.73	23		189		8.62	6.73	189
Criticized nonperforming	1.46	1.28	0.84	0.90	0.89	18		57		1.46	0.89	57
Total commercial banking loans	100.00%	100.00%	100.00%	100.00%	100.00%					100.00%	100.00%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2024 Q2 vs.		Six Months Ended June 30,
	2024	2024	2023	2023	2023	2024	2023			2024 vs.
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2024	2023	2023
Other
Earnings:
Net interest loss	$(382)	$(394)	$(280)	$(445)	$(515)	(3)%	(26)%	$(776)	$(994)	(22)%
Non-interest income (loss)	11	(2)	14	—	(6)	**	**	9	1	**
Total net loss(9)	(371)	(396)	(266)	(445)	(521)	(6)	(29)	(767)	(993)	(23)
Provision (benefit) for credit losses	—	—	(2)	2	1	—	**	—	1	**
Non-interest expense(16)(17)	79	147	411	71	61	(46)	30	226	155	46
Loss from continuing operations before income taxes	(450)	(543)	(675)	(518)	(583)	(17)	(23)	(993)	(1,149)	(14)
Income tax benefit	(207)	(201)	(151)	(217)	(248)	3	(17)	(408)	(455)	(10)
Loss from continuing operations, net of tax	$(243)	$(342)	$(524)	$(301)	$(335)	(29)	(27)	$(585)	$(694)	(16)
Selected performance metrics:
Period-end deposits	$16,810	$19,081	$19,530	$19,187	$20,738	(12)	(19)	$16,810	$20,738	(19)
Average deposits	17,884	19,365	19,317	20,277	20,071	(8)	(11)	18,624	20,736	(10)
Total
Earnings:
Net interest income	$7,546	$7,488	$7,519	$7,423	$7,113	1%	6%	$15,034	$14,299	5%
Non-interest income	1,960	1,914	1,987	1,943	1,899	2	3	3,874	3,616	7
Total net revenue	9,506	9,402	9,506	9,366	9,012	1	5	18,908	17,915	6
Provision for credit losses	3,909	2,683	2,857	2,284	2,490	46	57	6,592	5,285	25
Non-interest expense	4,946	5,137	5,717	4,860	4,794	(4)	3	10,083	9,739	4
Income from continuing operations before income taxes	651	1,582	932	2,222	1,728	(59)	(62)	2,233	2,891	(23)
Income tax provision	54	302	226	432	297	(82)	(82)	356	500	(29)
Income from continuing operations, net of tax	$597	$1,280	$706	$1,790	$1,431	(53)	(58)	$1,877	$2,391	(21)
Selected performance metrics:
Period-end loans held for investment	$318,186	$315,154	$320,472	$314,780	$311,323	1	2	$318,186	$311,323	2
Average loans held for investment	314,888	314,614	315,890	312,759	309,655	—	2	314,751	308,711	2
Period-end deposits	351,442	350,969	348,413	346,011	343,705	—	2	351,442	343,705	2
Average deposits	349,488	345,657	345,328	345,013	343,678	1	2	347,572	341,910	2

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Net Interest Margin, Loan, Allowance and Business Segment Disclosures (Tables 6—13)

(1)Average yield is calculated based on annualized interest income for the period divided by average loans during the period. Annualized interest income does not include any allocations, such as funds transfer pricing. Average yield is calculated using whole dollar values for average balances and interest income/expense. Accordingly, total interest earning assets less total interest bearing liabilities may not total net interest income/spread.
(2)Includes amounts related to entities that provide capital to low-income and rural communities of $2.1 billion, $1.9 billion and $2.0 billion for the second quarter, first quarter and first six months of 2024, respectively, and $1.9 billion and $1.8 billion for the second quarter and first six months of 2023, respectively. Related interest expense was $8 million for the second and first quarters of 2024, and the second quarter of 2023, and $16 million for both the first six months of 2024 and 2023.
(3)The termination of our Walmart program agreement, effective May 21, 2024, (“Walmart Program Termination”) increased the Domestic Card net charge-off rate by 19 basis points for Q2 2024. Excluding this impact, the Domestic Card net charge-off rate would have been 5.86%.
(4)In December 2023, we recognized $18 million of incremental net charge-offs on certain loans in hardship programs from the one-time impact of operational delays, which increased the Q4 2023 net charge-off rate by approximately 5 basis points. Excluding this impact, the Q4 2023 net charge-off rate would have been 5.30%.
(5)Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category. For Commercial Banking, loans categorized as nonperforming are considered criticized nonperforming.
(6)Nonperforming assets consist of nonperforming loans, repossessed assets and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, repossessed assets and other foreclosed assets.
(7)The Walmart Program Termination resulted in an allowance for credit losses build in Domestic Card of $826 million in the second quarter of 2024.
(8)Primarily represents foreign currency translation adjustments.
(9)Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.
(10)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(11)Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.
(12)The Walmart Program Termination decreased Domestic Card net revenue by $27 million and reduced revenue margin by 8 bps. This was more than offset by higher income from the partial quarter effect of the end of the Walmart revenue sharing provisions which increased revenue margin by 18 bps. The net impact of these items on revenue margin was an increase of 10 bps.
(13)Percentages represent period-end loans held for investment in each credit score category. Domestic Card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.
(14)Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.
(15)Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.
(16)Includes the impact of $8 million, $42 million and $289 million FDIC special assessment in Q2 2024, Q1 2024 and Q4 2023, respectively.
(17)Includes the impact of $31 million in Discover integration expenses in Q2 2024, as well as any charges incurred as a result of restructuring activities for the periods presented.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Regulatory Capital Metrics
Common equity excluding AOCI	$63,435	$63,088	$62,710	$62,245	$60,729
Adjustments:
AOCI, net of tax(2)	13	14	27	(9)	31
Goodwill, net of related deferred tax liabilities	(14,800)	(14,804)	(14,811)	(14,797)	(14,813)
Other Intangible and deferred tax assets, net of deferred tax liabilities	(271)	(291)	(311)	(333)	(358)
Common equity Tier 1 capital	$48,377	$48,007	$47,615	$47,106	$45,589
Tier 1 capital	$53,222	$52,852	$52,460	$51,952	$50,434
Total capital(3)	59,876	59,484	59,124	58,844	57,607
Risk-weighted assets	367,068	366,161	369,206	362,962	359,613
Adjusted average assets(4)	470,915	468,030	467,553	464,286	459,732
Capital Ratios
Common equity Tier 1 capital(5)	13.2%	13.1%	12.9%	13.0%	12.7%
Tier 1 capital(6)	14.5	14.4	14.2	14.3	14.0
Total capital(7)	16.3	16.2	16.0	16.2	16.0
Tier 1 leverage(4)	11.3	11.3	11.2	11.2	11.0
TCE(8)	8.2	8.1	8.2	7.3	7.6

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results, however, they may not be comparable to similarly-titled measures reported by other companies. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2024	2024	2023	2023	2023	Six Months Ended June 30,
(Dollars in millions, except per share data and as noted)	Q2	Q1	Q4	Q3	Q2	2024	2023
Adjusted diluted earnings per share (“EPS”):
Net income available to common stockholders (GAAP)	$531	$1,200	$639	$1,705	$1,351	$1,731	$2,238
Allowance build for Walmart program agreement loss sharing termination	826	—	—	—	—	826	—
Walmart program agreement termination contra revenue impact	27	—	—	—	—	27	—
Discover integration expenses	31	—	—	—	—	31	—
FDIC special assessment	8	42	289	—	—	50	—
Adjusted net income available to common stockholders before income tax impacts (non-GAAP)	1,423	1,242	928	1,705	1,351	2,665	2,238
Income tax impacts	(218)	(10)	(70)	—	—	(228)	—
Adjusted net income available to common stockholders (non-GAAP)	$1,205	$1,232	$858	$1,705	$1,351	$2,437	$2,238

Diluted weighted-average common shares outstanding (in millions) (GAAP)	383.9	383.4	382.8	383.3	383.7	383.7	383.8

Diluted EPS (GAAP)	$1.38	$3.13	$1.67	$4.45	$3.52	$4.51	$5.83
Impact of adjustments noted above	1.76	0.08	0.57	—	—	1.84	—
Adjusted diluted EPS (non-GAAP)	$3.14	$3.21	$2.24	$4.45	$3.52	$6.35	$5.83

Adjusted efficiency ratio:
Non-interest expense (GAAP)	$4,946	$5,137	$5,717	$4,860	$4,794	$10,083	$9,739
Discover integration expenses	(31)	—	—	—	—	(31)	—
FDIC special assessment	(8)	(42)	(289)	—	—	(50)	—
Adjusted non-interest expense (non-GAAP)	$4,907	$5,095	$5,428	$4,860	$4,794	$10,002	$9,739

Total net revenue (GAAP)	$9,506	$9,402	$9,506	$9,366	$9,012	$18,908	$17,915
Walmart program agreement termination contra revenue impact	27	—	—	—	—	27	—
Adjusted net revenue (non-GAAP)	$9,533	$9,402	$9,506	$9,366	$9,012	$18,935	$17,915

Efficiency ratio (GAAP)	52.03%	54.64%	60.14%	51.89%	53.20%	53.33%	54.36%
Impact of adjustments noted above	(56)bps	(45)bps	(304)bps	—	—	(51)bps	—
Adjusted efficiency ratio (non-GAAP)	51.47%	54.19%	57.10%	51.89%	53.20%	52.82%	54.36%

Adjusted operating efficiency ratio:
Operating expense (GAAP)	$3,882	$4,127	$4,463	$3,888	$3,908	$8,009	$7,956

	2024	2024	2023	2023	2023	Six Months Ended June 30,
(Dollars in millions, except per share data and as noted)	Q2	Q1	Q4	Q3	Q2	2024	2023
Discover integration expenses	(31)	—	—	—	—	(31)	—
FDIC special assessment	(8)	(42)	(289)	—	—	(50)	—
Adjusted operating expense (non-GAAP)	$3,843	$4,085	$4,174	$3,888	$3,908	$7,928	$7,956

Total net revenue (GAAP)	9,506	$9,402	$9,506	$9,366	$9,012	$18,908	$17,915
Walmart program agreement termination revenue impact	27	—	—	—	—	27	—
Adjusted net revenue (non-GAAP)	$9,533	$9,402	$9,506	$9,366	$9,012	$18,935	$17,915

Operating efficiency ratio (GAAP)	40.84%	43.89%	46.95%	41.51%	43.36%	42.36%	44.41%
Impact of adjustments noted above	(53)bps	(44)bps	(304)bps	—bps	—bps	(49)bps	—bps
Adjusted operating efficiency ratio (non-GAAP)	40.31%	43.45%	43.91%	41.51%	43.36%	41.87%	44.41%

Reconciliation of Non-GAAP Measures

The following summarizes our non-GAAP measures. While these non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the operating performance and capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following table presents reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2024	2024	2023	2023	2023
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2
Pre- Provision Earnings
Total net revenue	$9,506	$9,402	$9,506	$9,366	$9,012
Non-interest expense	(4,946)	(5,137)	(5,717)	(4,860)	(4,794)
Pre-provision earnings(9)	$4,560	$4,265	$3,789	$4,506	$4,218
Tangible Common Equity (Period-End)
Stockholders’ equity	$57,981	$57,801	$58,089	$53,668	$54,559
Goodwill and other intangible assets(10)	(15,226)	(15,257)	(15,289)	(15,308)	(15,356)
Noncumulative perpetual preferred stock	(4,845)	(4,845)	(4,845)	(4,845)	(4,845)
Tangible common equity(11)	$37,910	$37,699	$37,955	$33,515	$34,358
Tangible Common Equity (Average)
Stockholders’ equity	$58,107	$57,998	$55,632	$55,012	$55,357
Goodwill and other intangible assets(10)	(15,249)	(15,280)	(15,304)	(15,348)	(15,187)
Noncumulative perpetual preferred stock	(4,845)	(4,845)	(4,845)	(4,845)	(4,845)
Tangible common equity(11)	$38,013	$37,873	$35,483	$34,819	$35,325
Return on Tangible Common Equity (Average)
Net income available to common stockholders	$531	$1,200	$639	$1,705	$1,351
Tangible common equity (Average)	38,013	37,873	35,483	34,819	35,325
Return on tangible common equity(11)(12)	5.59%	12.67%	7.20%	19.59%	15.30%
Tangible Assets (Period-End)
Total assets	$480,018	$481,720	$478,464	$471,435	$467,800
Goodwill and other intangible assets(10)	(15,226)	(15,257)	(15,289)	(15,308)	(15,356)
Tangible assets(11)	$464,792	$466,463	$463,175	$456,127	$452,444

	2024	2024	2023	2023	2023
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2
Tangible Assets (Average)
Total assets	$477,285	$474,995	$472,594	$469,860	$466,652
Goodwill and other intangible assets(10)	(15,249)	(15,280)	(15,304)	(15,348)	(15,187)
Tangible assets(11)	$462,036	$459,715	$457,290	$454,512	$451,465
Return on Tangible Assets (Average)
Net income	$597	$1,280	$706	$1,790	$1,431
Tangible Assets (Average)	462,036	459,715	457,290	454,512	451,465
Return on tangible assets(11)(13)	0.52%	1.11%	0.62%	1.58%	1.27%
TCE Ratio
Tangible common equity (Period-end)	$37,910	$37,699	$37,955	$33,515	$34,358
Tangible Assets (Period-end)	464,792	466,463	463,175	456,127	452,444
TCE Ratio(11)	8.2%	8.1%	8.2%	7.3%	7.6%
Tangible Book Value per Common Share
Tangible common equity (Period-end)	$37,910	$37,699	$37,955	$33,515	$34,358
Outstanding Common Shares	381.9	382.1	380.4	381.0	381.4
Tangible book value per common share(11)	$99.28	$98.67	$99.78	$87.97	$90.07
__________
(1)Regulatory capital metrics and capital ratios as of June 30, 2024 are preliminary and therefore subject to change.
(2)Excludes certain components of AOCI in accordance with rules applicable to Category III institutions.
(3)Total capital equals the sum of Tier 1 capital and Tier 2 capital.
(4)Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.
(5)Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.
(6)Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(7)Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.
(8)TCE ratio is a Non-GAAP measure calculated based on TCE divided by tangible assets.
(9)Management believes that this financial metric is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(10)Includes impact of related deferred taxes.
(11)Management believes that this financial metric is useful in assessing capital adequacy and the level of returns generated.
(12)Return on average tangible common equity is a non-GAAP measure calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average TCE.
(13)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period.